                                                                         10.17.2

                         SECOND AMENDMENT TO CREDIT
                         --------------------------
                                  AGREEMENT
                                  ---------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                     ---------
September 30, 1998, is entered into by and among WEST MARINE FINANCE COMPANY, INC., a California corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST
                                     -------
AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "Agent"), and
                                                                 -----
the several financial institutions party to the Credit Agreement (collectively, the "Banks").
     -----

                                    RECITALS
                                    --------

     A. The Company, Banks, and Agent are parties to a Credit Agreement dated as of November 24, 1997, and amended on April 10, 1998 (collectively, the "Credit Agreement") pursuant to which the Banks have extended certain credit
-----------------
facilities to the Company.

     B. The Company has requested that the Banks agree to certain amendments of the Credit Agreement.

     C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Amendments to Credit Agreement.
         ------------------------------

          (a)  The definition of "Applicable Offshore Rate Margin" in Section
1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "Applicable Offshore Rate Margin" means
           -------------------------------

               (i) on the Closing Date and until the earlier of (A) the date clause (ii) below becomes applicable, or (B) September 1, 1998, .55%;

               (ii) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, and so long as the Parent's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .40%; and

               (iii) at all times that neither clause (i) nor clause (ii) is applicable, the percentage determined as set forth below:

                    (A) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.70:1 for the most recently concluded fiscal quarter, .45%;

                    (B) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.35:1, but not higher than 2.70:1, for the most recently concluded fiscal quarter, .55%;

                    (C) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.10:1, but not higher than 2.35:1, for the most recently concluded fiscal quarter, .75%;

                    (D) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.90:1, but not higher than 2.10:1, for the most recently concluded fiscal quarter, .875%;

                    (E) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 1.90:1 or lower for the most recently concluded fiscal quarter, 1.25%;

                    (F) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C), (D) or (E) above shall become applicable), 1.25%.

          (b)  The definition of "Commercial Letter of Credit Fee" in Section
1.01 of the Credit Agreement is hereby amended to read as follows in its entirety :

          "Commercial Letter of Credit Fee" means
           -------------------------------

               (i) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, and so long as the Company's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .125%; and

               (ii) at all times that clause (i) is not applicable, commencing on the fifteenth day following the day the Company is first required to deliver financial statements to Banks and Agent under Section 7.01(a) or (b), the percentage determined as set forth below:

                    (A) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.70:1 for the most recently concluded fiscal quarter, .15%;

                    (B) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.35:1, but not higher than 2.70:1, for the most recently concluded fiscal quarter, .1875%;

                    (C) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.10:1, but not higher than 2.35:1, for the most recently concluded fiscal quarter, .20%;

                    (D) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.90:1, but not higher than

               2.10:1, for the most recently concluded fiscal quarter, .25%;

                    (E) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 1.90:1 or lower for the most recently concluded fiscal quarter, .35%;

                    (F) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C), (D), or (E) above shall become applicable), .35%.

          (c) The definition of "Standby Letter of Credit Fee" in Section 1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

          "Standby Letter of Credit Fee" means
           ----------------------------

               (i) on and after the date the Parent receives a rating on the Parent or on the Parent's senior long term unsecured debt of "BBB-" or better from S&P or "Baa3" or better from Moody's, and so long as the Company's senior long term unsecured debt continues to be rated by either S&P or Moody's and such rating does not fall below "BBB-", in the case of S&P, or "Baa3", in the case of Moody's, .40%; and

               (ii) at all times that clause (i) is not applicable, commencing on the fifteenth day following the day the Company is first required to deliver financial statements to Banks and Agent under Section 7.01(a) or (b), the percentage determined as set forth below:

                    (A) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.70:1 for the most recently concluded fiscal quarter, .45;

                    (B) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.35:1, but not higher than

               2.70:1, for the most recently concluded fiscal quarter, .55%;

                    (C) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 2.10:1, but not higher than 2.35:1, for the most recently concluded fiscal quarter, .75%;

                    (D) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is higher than 1.90:1, but not higher than 2.10:1 for the most recently concluded fiscal quarter, .875%;

                    (E) on and after the fifteenth day following receipt by
               Banks and Agent of the financial statements required under
               Section 7.01(a) and (b), which financial statements reflect a Fixed Charge Coverage Ratio which is 1.90:1 or lower for the most recently concluded fiscal quarter, 1.25%;

                    (F) on and after the fifteenth day following the Company's failure to deliver to Banks and Agent the financial statements required under Section 7.01(a) and (b) within the time periods set forth therein, and until the fifteenth day following receipt by Bank and Agent of such financial statements (at which time subpart (A) (B), (C), (D), or (E) above shall become applicable), 1.25%.

          (d) Section 2.10(b) is amended by substituting ".35%" for ".25%" in the second sentence thereof, by deleting the word "or" at the end of subpart (B) of clause (ii) thereof, by adding the word "or" to the end of subpart (C) of clause (ii) thereof, and by adding a new subpart (D) immediately following subpart (C) of clause (ii) thereof, reading as follows:

                    (D) greater than 1.90:1, but not exceeding 2.10:1, in
               which case the commitment fee shall be calculated at the rate of .25% per annum;

          (e) The first sentence of Section 7.13(b) is amended to read as follows in its entirety:

               (b) achieve a Fixed Charge Coverage Ratio of at least the ratio indicated below as of the end of each fiscal quarter set forth below:


               Fiscal Quarters                Ratio
               ---------------                -----
               3rd Qtr 1997 - 2nd Qtr 1998    1.90 to 1.0

               3rd Qtr 1998                   1.75 to 1.0

               4th Qtr 1998                   1.70 to 1.0

               1st Qtr 1999 and thereafter    2.00 to 1.0

     3.  Representations and Warranties.  The Company hereby represents and
         ------------------------------
warrants to the Agent and the Banks as follows:

          (a)  No Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Credit Agreement are true and correct on and as of the date hereof, except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of September
         --------------
30, 1998 (the "Effective Date"), provided that each of the following conditions
               --------------    --------
precedent is satisfied:

          (a) The Agent has received from the Company and each of Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

          (b) The Agent has received from the Company for the ratable benefit of the Banks the amount of Fifteen Thousand Dollars ($15,000), representing payment in full of a non-refundable amendment fee, which amount the Company hereby covenants to pay to the Agent for the benefit of the Banks on demand.

     5.  Reservation of Rights.  The Company acknowledges and agrees that the
         ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to enter into amendments under the same, similar, or any other circumstances in the future.

     6.  Miscellaneous.
         -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                    WEST MARINE FINANCE COMPANY, INC.

                                    By
                                      ______________________________
                                      John C. Zott
                                      Senior Vice President,
                                      Finance; Chief Financial
                                      Officer; Secretary; and
                                      Treasurer


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as Agent

                                    By
                                      ______________________________
                                      Gary Flieger
                                      Vice President


                                    BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                    ASSOCIATION, as a Bank and an Issuing Bank

                                    By
                                      ______________________________
                                      Kenneth E. Jones
                                      Vice President

                                    NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as a Bank and an Issuing Bank

                                    By
                                      ______________________________
                                      William B. Guffey
                                      Managing Director


                                    FLEET NATIONAL BANK, as a Bank and an
                                    Issuing Bank

                                    By
                                      ______________________________
                                      Jeff Kinney
                                      Vice President

                      GUARANTOR ACKNOWLEDGMENT AND CONSENT
                      ------------------------------------

     Each of the undersigned Guarantors hereby (i) acknowledges and consents to the terms of and the execution, delivery and performance of the foregoing Second Amendment to Credit Agreement (the "Amendment") (without implying the need for
                                    ---------
any such acknowledgement or consent), and (ii) represents and warrants to the Agent and the Banks that, both before and after giving effect to the Amendment, its respective Guaranty remains in full force and effect as an enforceable obligation of the Guarantor, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforceability of creditors' rights generally or by equitable principles relating to enforceability, without defense, counterclaim or offset, and that it is in compliance with all of its covenants contained therein. Each Guarantor further represents that the execution, delivery and performance by such Person of this Acknowledgement and Consent have been duly authorized by all necessary corporate, partnership and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. Each Guarantor remakes as of the Effective Date (as defined in the Amendment) all of the representations and warranties made by it pursuant to its respective Guaranty. Capitalized terms used herein and not otherwise defined have the respective meanings defined in the Credit Agreement (as defined in the Amendment).

     IN WITNESS WHEREOF, each of the undersigned has executed this Acknowledgement and Consent by its duly authorized officers as of this ______ day of ________________, 1998.

                             WEST MARINE, INC., a
                             Delaware corporation

                             By
                               ____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             WEST MARINE PRODUCTS, INC., a
                             California corporation

                             By
                               ____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             E&B MARINE INC., a
                             Delaware corporation

                             By
                               ____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             E&B MARINE SUPPLY, INC., a
                             Maryland corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             E&B MARINE SUPPLY, INC., a
                             New Jersey corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             E&B MARINE SUPPLY (Florida), Inc., a
                             Delaware corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             GOLDBERGS' MARINE DISTRIBUTORS, INC., a
                             Delaware corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             JAMES BLISS & CO., INC., a
                             Massachusetts corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             SEA RANGER MARINE INC., a
                             Delaware corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             KRISTA CORPORATION, a
                             Delaware corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             CENTRAL MARINE SUPPLY, INC., a
                             New Jersey corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             WEST MARINE LBC, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             WEST MARINE IHC I, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             WEST MARINE IHC II, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             E&B MARINE LBC, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             E&B MARINE IHC I, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer


                             E&B MARINE IHC II, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer

                             W MARINE MANAGEMENT COMPANY, INC., a
                             California corporation

                             By____________________________
                               John C. Zott
                               Senior Vice President,
                               Finance; Chief Financial
                               Officer; Secretary; and
                               Treasurer